UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-2968

Name of Registrant: Vanguard Trustees’ Equity Fund

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2008 – October 31, 2009

Item 1: Reports to Shareholders

Vanguard International Value Fund
Annual Report

October 31, 2009

> For the fiscal year ended October 31, 2009, Vanguard International Value Fund returned about 28%, outperforming both its benchmark index and the average result of peer funds.

> After continuing their descent in the first part of the fiscal period, global equity markets began to recover in March and kept climbing as a result of improved earnings reports and renewed investor confidence.

> Emerging markets boosted the fund’s return at the country level, while financials and information technology were the key drivers among sectors.

Contents
Your Fund’s Total Returns	1
President’s Letter	2
Advisors’ Report	8
Results of Proxy Voting	13
Fund Profile	14
Performance Summary	16
Financial Statements	18
Your Fund’s After-Tax Returns	32
About Your Fund’s Expenses	33
Glossary	35

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2009
			Ticker	Total
			Symbol	Returns
Vanguard International Value Fund			VTRIX	28.34%
MSCI EAFE Index				27.71
International Funds Average[1]				26.69

Your Fund’s Performance at a Glance
October 31, 2008–October 31, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard International Value Fund	$24.36	$29.95	$0.991	$0.000

1 Derived from data provided by Lipper Inc.

President’s Letter

Dear Shareholder,

As the world emerged from the worst global financial crisis since the 1930s, international stocks outpaced domestic issues for the fiscal year ended October 31, 2009. Government fiscal policy and stimulus programs played key roles in the recovery, which began in March. The recession receded in several major European countries, while the developing world’s economies, which had avoided much of the financial crisis fallout, continued to expand.

For the fiscal year ended October 31, Vanguard International Value Fund returned about 28%, ahead of both its benchmark index, the MSCI Europe, Australasia, Far East (EAFE) Index, and the average result of peer funds. Strong stock selection in the financials and information technology sectors contributed the most to the fund’s excellent performance. The fund further benefited from strong stock market performance across the globe, especially within emerging markets. Also during the period, the U.S. dollar depreciated 13% against the euro and 9% against the yen, an advantage for U.S.-based investors in both European and Pacific markets.

If you hold shares of the fund in a taxable account, you may wish to review your fund’s after-tax returns, which appear later in this report.

A vicious bear market quickly turned bullish
A year ago, the global financial system stood on the brink of collapse as the expanding U.S. credit crisis precipitated the deepest worldwide recession since World War II. Since then, markets have pulled back from the depths and, in fact, have rallied impressively. Although U.S. unemployment has risen to double digits and signs of a robust recovery are hard to find, the global economy has begun to revive. For the first time in more than a year, U.S. gross domestic product registered growth, as reported by the Commerce Department for the third quarter of calendar 2009.

U.S. stocks recorded positive returns for the fiscal year ended October 31 as the market’s losses during the first four months of the period—marking the final plunge of a historic bear market—were erased by a remarkable rally beginning in March. Global stocks did even better, thanks to some renewed strength in developed markets and a powerful upswing in emerging markets that actually had some prognosticators worrying about a new asset bubble. Reminders of the markets’ travails are nevertheless apparent in the index returns for the past three years, where negative figures are the rule. Even the five-year returns for U.S. stocks as of October 31 are barely positive, further evidence of the long-term damage done by the collapse of the real estate bubble.

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2009
	One Year	Three Years	Five Years
Stocks
MSCI All Country World Index ex USA (International)	34.79%	–2.49%	7.58%
Russell 1000 Index (Large-caps)	11.20	–6.84	0.71
Russell 2000 Index (Small-caps)	6.46	–8.51	0.59
Dow Jones U.S. Total Stock Market Index	11.34	–6.55	1.06

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	13.79%	6.35%	5.05%
Barclays Capital Municipal Bond Index	13.60	4.17	4.15
Citigroup 3-Month Treasury Bill Index	0.28	2.50	2.94

CPI
Consumer Price Index	–0.18%	2.32%	2.52%

The bond market experienced an equally dramatic turnaround
The stock market’s rapid fall and recovery were matched by an equally dramatic turnaround in the bond market. At the end of 2008, as the credit markets virtually shut down, risk-averse investors flocked to U.S. Treasury bonds. The effect was to widen the difference between the lower yields of Treasuries and the higher yields of corporate bonds to a margin not seen since the Great Depression.

Central banks around the world responded to the economic slowdown by lowering interest rates and implementing other aggressive stimulus programs. Meanwhile, governments boosted spending in hopes of reversing the recessionary tide. As fears of a worldwide depression eased, investors’

appetite for risk returned to more normal levels. The receding pessimism raised demand for corporate bonds, pushing up their prices and bringing down their yields. Over the past 12 months, both taxable and municipal bonds returned more than 13%.

However, the Fed’s easy-money campaign had a predictable effect on short-term savings vehicles such as money market funds, whose yields track prevailing short-term rates. In December 2008, the Fed reduced its target for the federal funds rate, a benchmark for the interest rates paid by money market instruments and other very short-term securities, to between 0% and 0.25%. The Fed has said it expects to maintain its target at this level “for an extended period.”

Expense Ratios[1]
Your Fund Compared With Its Peer Group
		International
		Funds
	Fund	Average
International Value Fund	0.47%	1.44%

1 The fund expense ratio shown is from the prospectus dated February 20, 2009, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended October 31, 2009, the fund’s expense ratio was 0.45%.

The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

Emerging markets lead broad-based recovery
Vanguard International Value Fund relies on a multimanager investment approach to identify seemingly undervalued stocks of companies located outside the United States. The combined results of the fund’s four advisors––AllianceBernstein L.P., Lazard Asset Management LLC, Edinburgh Partners Limited, and Hansberger Global Investors––produced gains across geographic regions and industry sectors.

Although the fund topped its primary benchmark, it trailed the MSCI All Country World Index ex USA, a broader measure of international stock performance that also includes stocks in emerging markets. Yet, on a country basis, it was the performance of emerging markets that most notably elevated the International Value Fund.

All together, the fund’s moderate stake in emerging markets (not quite 20% of assets) added more than 11 percentage points to its 12-month return. The top performer in emerging markets was China, where economic growth was strong and five different sectors advanced more than 100% for the period: information technology, industrials, consumer discretionary, materials, and financials. The Chinese government’s fiscal policy and stimulus programs spurred the economy, the world’s third largest, and Chinese banks provided capital to the nation’s companies in a variety of industries. Brazil, Russia, and South Korea also made meaningful contributions to the fund’s return.

Developed European markets accounted for about two-thirds of the fund’s assets, on average, during the fiscal year. The

Total Returns
Ten Years Ended October 31, 2009
Average
Annual Return
International Value Fund	4.56%
MSCI EAFE Index	2.05
International Funds Average[1]	1.64

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Derived from data provided by Lipper Inc.

fund’s European-region stocks slightly lagged those in the benchmark’s European region, although there were notable bright spots. Relative to the benchmark, German automakers were a source of strength. Financial firms from Germany, the United Kingdom, France, and Sweden also made great strides as the European banking system buckled, but didn’t break, during the global recession. In all regions of the world, in fact, the fund’s financial stocks, its largest sector, were a source of strength. Insurance companies, banks, and investment managers all benefited from the improved economic environment.

In the developed Pacific region, the fund’s performance overall was closely aligned with that of its primary benchmark, although the fund surpassed the index in some areas and fell short in others. For instance, while the fund’s advisors wisely avoided certain Japanese auto-makers, pharmaceuticals, and financial firms, the fund was less exposed than the index to strongly performing Australian metals and mining companies.

In addition to financials, information technology stocks––particularly communications equipment, computer hardware, and computer software––were a standout across the major markets, contributing solidly on both a relative and absolute basis as corporations began spending again. Among other sectors, the performance of the fund’s stock selections in materials, telecommunication services, and health care fell short of those in the benchmark.

For more information on the advisors’ investment strategies, please see the Advisors’ Report following this letter.

The fund outpaced peers over the long run
Despite the International Value Fund’s superior performance during an extremely volatile past fiscal year, we place more conviction in the fund’s long-term returns. Over the ten years ended October 31, the fund generated an average annual return of more than 4%, a moderate figure that demonstrates an all-too-apparent reality: The past decade was an unusually tough stretch for stock investors. The fund’s return for the period was nevertheless double that of the benchmark index, which bears none of the investment or trading costs that affect real-world portfolios. For the same period, the fund also outpaced the average return of competing funds.

The fund benefits from the advisors’ strong record of stock selection as well as from an expense ratio that is roughly 1 percentage point lower than the industry average. Low expenses mean that shareholders are able to keep more of the fund’s returns.

International stocks have a place in a diversified program
Investors dealt with two market extremes over the past fiscal year. Through the final months of 2008 and the first months of 2009, stock markets around the world slid as the global financial crisis intensified and credit markets remained gridlocked. In March, however, markets found a bottom and began to rise on positive economic news and investors’ newfound optimism.

Investors who maintain a long-term view realize that financial markets inevitably experience volatility from time to time, and that the market’s inherent risk is, paradoxically, a source of its potential rewards. Although such uncertainty can be hard to live with, it can be managed. Specifically, Vanguard has long counseled investors to create a broadly diversified investment program that considers their time horizon, risk tolerance, and long-term goals. Such a program may include U.S. stock funds and international funds as well as bond and money market funds.

International stocks––and economies––often behave differently than their U.S. counterparts. For instance, compared with the effect of more developed nations’ stimulus programs on their own economies, China’s stimulus programs had a more immediate effect on its economy, a benefit that helped to power the emerging markets portion of the International Value Fund to exceptional gains. As part of a well-balanced portfolio, the International Value Fund can expose you to economic opportunities in other nations and help you meet your long-term investing goals.

Thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
President and Chief Executive Officer
November 13, 2009

Advisors’ Report

For the 12 months ended October 31, 2009, Vanguard International Value Fund returned about 28%. Your fund is managed by four independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment. The table below presents the advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies. Each advisor has also prepared a discussion of the investment environment during the fiscal year and of how the portfolio’s positioning reflects this assessment. These reports were prepared on November 19, 2009.

AllianceBernstein L.P.

Portfolio Managers:
Kevin F. Simms,
Co-Chief Investment Officer,
International Value Equities

Henry S. D’Auria, CFA,
Co-Chief Investment Officer,
International Value Equities

Following the heightened investor anxiety of the first four months of the International Value Fund’s 2009 fiscal year, a sense of

Vanguard International Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
AllianceBernstein L.P.	30	1,970	The advisor uses a fundamentals-based, research-driven
			approach to find companies whose long-term earnings
			power exceeds the level implied by their current stock
			price. Proprietary quantitative tools aid risk control and
			portfolio construction, helping the advisor to achieve a
			balanced trade-off between risk and return.
Lazard Asset Management LLC	27	1,726	The advisor uses a research-driven, bottom-up,
			relative-value approach in selecting stocks. The goal
			is to identify individual stocks that offer an appropriate
			trade-off between low relative valuation and high
			financial productivity.
Edinburgh Partners Limited	22	1,459	The advisor employs a concentrated, low-turnover,
			value-oriented investment approach that results in a
			portfolio of companies with good long-term prospects
			and below-market price/earnings ratios. In-depth
			fundamental research on industries and companies
			is central to this investment process.
Hansberger Global Investors, Inc.	18	1,171	The advisor employs traditional, bottom-up fundamental
			analysis to identify undervalued investment oppor-
			tunities. A team of analysts operating around the
			world evaluates companies from both economic and
			geographic perspectives.
Cash Investments	3	168	These short-term reserves are invested by Vanguard in
			equity index products to simulate investments in stocks.
			Each advisor may also maintain a modest cash position.

normality is returning to the markets. Equities rallied from March through October, as investors gained confidence that the global economy was emerging from the deep recession and as business conditions began to gradually improve.

However, the outlook for corporate earnings is still uncertain. In this environment, research-based stock selection is likely to be key for us in helping to evaluate the controversies faced by companies as they claw their way back to profitability.

Our portion of the portfolio is focusing on many company-specific opportunities. We have some exposure to economically sensitive companies as well as to stocks from sectors that are not traditionally viewed as value, but offer a rare combination of attractive valuations and resilient cash flows.

In the economically sensitive camp, we have increased our exposure to consumer cyclicals, such as Vivendi, the French media and telecommunications group. Weakening margins have undermined confidence in Vivendi’s wireless unit, SFR. We expect synergies from the integration of SFR with Vivendi’s fixed-line unit, and strong market share in France, to restore profitability. Vivendi’s shares trade at a deep discount to the value of its component parts.

Medical stocks have historically traded at expensive valuations. However, the sector has recently traded at a substantial discount to the market, owing to concerns about U.S. health care reform and fears of a wave of patent expiries across the industry. In our view, some drugmakers are being unfairly tarnished by the controversies. For example, the United Kingdom’s AstraZeneca is vulnerable to patent expiries, with $21.5 billion of its revenue at risk over the next seven years. But the company’s strong pipeline appears underappreciated by the market, and could generate between $8.5 billion and $9.5 billion in annual revenue to partially offset lost revenues. AstraZeneca has also been cutting costs aggressively.

The performance of our portion of the portfolio was one of sharp contrasts. Value stocks suffered during the first four months of the fiscal year, through the end of February. However, these stocks surged during the final eight months of the period.

Since the equities rally began in March, financials and industrial commodities have been the biggest contributors to the portfolio’s performance. Gains have been widespread across sectors, bolstering our confidence that the portfolio is well positioned for the current market environment.

Lazard Asset Management LLC

Portfolio Managers:

Gabrielle Boyle, Senior Managing Director

Michael Powers, Managing Director

The 12 months ended October 31, 2009, was a tale of two markets. The first part of the period was characterized by a continuation of the prior market declines, followed, in the second part of the period, by a sharp rally from early March through mid-October. In the first segment, the credit crisis and worldwide recession were front and center, and traditionally defensive sectors, such as health care, utilities, telecommunication services, and consumer staples, outperformed on a relative basis. The second segment witnessed strong sector rotation into financials and cyclical sectors, such as industrials, materials, and information technology, as investors anticipated better times in both credit markets and the economy. However, although global stocks have risen significantly, they remain well below the peak reached in October 2007.

Over this tumultuous fiscal year, we positioned our portion of the portfolio less defensively than in the recent past as long-term opportunities appeared. The portfolio’s exposure to financials changed dramatically, from a low weighting of about 8% at the end of February 2009 to approximately 35% at the end of October. Notable additions during this period included France’s BNP Paribas; Barclays, a British company; Switzerland’s Credit Suisse; Spain’s BBVA; and Brazil’s credit-card payment-processing company Redecard; as well as real estate companies Mitsubishi Estate, a Japanese company, and Sun Hung Kai Properties, based in Hong Kong.

Furthermore, our portfolio capitalized on the market’s recent downturn by investing in companies whose stocks were trading at close to all-time historical lows, including France’s luxury goods maker LVMH; Hong Kong retailer Esprit Holdings; Denmark’s pharmaceuticals company Novo Nordisk; Japan’s automation-focused Fanuc; and Australia’s materials producer BHP Billiton.

In addition, we increased our exposure to emerging markets. Notable additions there included Brazilian companies Redecard and Companhia Brasileira de Meios de Pagamento (now Cielo), Israeli fertilizer producer Israel Chemicals, Mexican media company Grupo Televisa, and Taiwan Semiconductor Manufacturing.

During the 12-month period, a number of our consumer staples holdings—such as food, beverage, and tobacco stocks—struggled, among them the United Kingdom’s British American Tobacco, Imperial Tobacco Group, Diageo, and Unilever. (However, Belgium’s Anheuser-Busch InBev performed strongly owing to the successful integration of Anheuser-Busch and InBev.) Other detractors over the year included our high exposure and stock selection in health care; our low exposure to the materials sector; and our stock selection in industrials—specifically, shares of the U.K. capital goods company BAE Systems fell because of uncertain prospects in government defense spending.

On a positive note, our recent purchase of LVMH contributed to returns over the period, as did our high exposure and stock selection in financials. Among especially favorable positions in the sector were U.K.-based Prudential and Barclays, Germany’s

Allianz, Japan’s Nomura Holdings, Swiss-based Credit Suisse Group and UBS, and France’s BNP Paribas.

While the global economy’s rate of decline is slowing, and some leading indicators have begun to rebound, the world continues to face numerous credit and growth challenges, including high unemployment, rising taxes, and bad debts; a slowdown in consumer spending and capital expenditures; continued deleveraging; and imbalances caused by increasing public debt. We believe the stocks currently held in the portfolio are, on average, competitively strong, with good management teams and robust balance sheets. This strength is complemented by attractive valuations and solid, sustainable financial productivity. We believe this leaves the portfolio well positioned for the period ahead.

Edinburgh Partners Limited

Portfolio Manager:
Sandy Nairn, Director and CEO

The portfolio has undergone a hugePartner transformation over the past 12 months.

The portfolio has undergone a huge The majority of this change took place in transformation over the past 12 months. late calendar 2008 and early 2009, when The majority of this change took place in equity markets reflected the overwhelming late calendar 2008 and early 2009, when economic gloom that had descended on equity markets reflected the overwhelming financial assets. Any form of economic economic gloom that had descended on sensitivity was punished, and as sentiment financial assets. Any form of economic deteriorated, the punishment became sensitivity was punished, and as sentiment increasingly indiscriminate. deteriorated, the punishment became

Eventually, markets reached a point at which the valuation gap between companies that had the best earnings visibility and those that were suffering from the economic downturn became so extreme that the portfolio’s structure began to shift dramatically in response.

All that was required to underpin our new purchases of holdings was a view that the global economy would survive and that one day the recession would end. It was not necessary to invest in companies whose ongoing viability was conditional upon near-term recovery. Many companies had a sound financial structure, and their prospects depended mainly on an eventual cyclical upturn.

On the other hand, the high-earnings-visibility segments of our portfolio had become the most expensive components, and we sold them accordingly, nearly halving our exposure to telecommunication services and health care. We replaced those holdings with companies whose growth prospects were substantially better, such as Baidu.com in China and Samsung Electronics in South Korea. We also added new holdings where our analysis suggested that however bad the near-term prospects, that outlook had already been priced into their valuations. Examples included: Sweden’s Swedbank and Germany’s Deutsche Post.

In aggregate, the portfolio valuation still looks attractive, but we are conscious that the portfolio is now more sensitive to the global economy, and we can easily foresee periods in which economic concerns could again affect short-term performance. We anticipate that these periods will present further opportunities in the portfolio’s evolution.

Hansberger Global Investors, Inc.

Portfolio Managers:

Ronald Holt, CFA, CEO and Co-Chief Investment Officer—Value Team

Aureole L.W. Foong, Managing Director, Emerging Markets

Over the fiscal year ended October 31, 2009, global markets moved from the most acute phase of the credit crisis to a sharp recovery from market lows as it became clear that the worst-case economic scenario had been averted.

Although no economy was immune from the year’s turmoil, differences in the underlying resilience of countries and regions have significantly affected the pace and strength of the rebound. While growth in the developed world is likely to be well below historical levels for some time, many emerging economies have experienced a V-shaped recovery. The emerging market holdings in our portion of the portfolio notably boosted performance for the 12 months.

The portfolio also benefited from strong stock selection in the energy and consumer discretionary sectors. Within energy, our positions in emerging market companies, such as China Shenhua Energy and Brazilian oil producer Petrobras, and in oil services companies boosted performance. Within consumer discretionary, Denway Motors, a Chinese auto assembler, and PPR, a French retailer, excelled.

Our financial holdings aided performance. Emerging market companies that advanced strongly in the sector included KB Financial Group in South Korea and China Construction Bank. Within European financials, our focus on institutions most likely to benefit from the industry shakeout caused by the banking crisis, such as Credit Suisse and Barclays, lifted returns. We expect the “winners” to continue to benefit disproportionately in the upturn as distressed competitors retrench and recipients of government funding retreat to their domestic markets.

While we are no longer seeing the massive disconnect between fundamentals and valuations that was evident at the beginning of this year, we continue to believe that the market is mispricing quality and that highly differentiated growth prospects are not being reflected in market multiples. In our view, the many high-quality businesses around the world that are trading substantially below their intrinsic values present an opportunity for long-term investors.

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1—Elect trustees for each fund.*
The individuals listed in the table below were elected as trustees for each fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
John J. Brennan	220,778,192	6,352,455	97.2%
Charles D. Ellis	218,875,130	8,255,517	96.4%
Emerson U. Fullwood	221,097,949	6,032,698	97.3%
Rajiv L. Gupta	220,290,951	6,839,696	97.0%
Amy Gutmann	221,874,909	5,255,738	97.7%
JoAnn Heffernan Heisen	220,546,728	6,583,919	97.1%
F. William McNabb III	221,365,554	5,765,092	97.5%
André F. Perold	220,029,255	7,101,392	96.9%
Alfred M. Rankin, Jr.	221,436,761	5,693,886	97.5%
Peter F. Volanakis	220,460,971	6,669,676	97.1%
* Results are for all funds within the same trust.

Proposal 2—Update and standardize the funds’ fundamental policies regarding:
(a) Purchasing and selling real estate.
(b) Issuing senior securities.
(c) Borrowing money.
(d) Making loans.
(e) Purchasing and selling commodities.
(f) Concentrating investments in a particular industry or group of industries.
(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the funds to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
International Value Fund
2a	143,457,578	3,089,517	3,013,418	11,174,830	89.3%
2b	142,521,029	3,670,379	3,369,108	11,174,827	88.7%
2c	131,148,745	3,526,981	14,884,784	11,174,833	81.6%
2d	138,465,879	3,570,211	7,524,421	11,174,833	86.1%
2e	138,711,866	3,386,575	7,462,069	11,174,833	86.3%
2f	142,669,699	3,268,229	3,622,584	11,174,832	88.8%
2g	143,160,397	3,322,847	3,077,266	11,174,833	89.1%

International Value Fund

Fund Profile
As of October 31, 2009

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	249	961	1,806
Turnover Rate	55%	—	—
Expense Ratio[3]	0.47%	—	—
Short-Term Reserves	2.1%	—	—

Volatility Measures[4]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.98	0.98
Beta	1.02	0.95

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	7.0%	9.7%	8.3%
Consumer Staples	7.8	10.1	8.6
Energy	11.4	8.4	11.2
Financials	30.6	26.4	26.6
Health Care	8.7	8.3	6.4
Industrials	6.3	11.1	9.8
Information Technology	10.4	4.8	6.5
Materials	5.7	9.5	11.2
Telecommunication
Services	8.9	5.9	6.4
Utilities	3.2	5.8	5.0

Ten Largest Holdings[5] (% of total net assets)
Sanofi-Aventis SA	pharmaceuticals	2.2%
Vodafone Group PLC	wireless
	telecommunication
	services	2.2
ENI SPA	integrated oil
	and gas	1.7
Samsung
Electronics Co. Ltd.	semiconductors	1.6
BNP Paribas	diversified banks	1.5
Petroleo Brasileiro SA	integrated oil
	and gas	1.5
Barclays PLC	diversified banks	1.4
Novartis AG	pharmaceuticals	1.4
GlaxoSmithKline PLC	pharmaceuticals	1.4
Allianz SE	multi-line insurance	1.2
Top Ten		16.1%

Allocation by Region (% of equity exposure)

1 MSCI EAFE Index.
2 MSCI All Country World Index ex USA.
3 The expense ratio shown is from the prospectus dated February 20, 2009, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended October 31, 2009, the fund’s expense ratio was  .45%.
4 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
5 The holdings listed exclude any temporary cash investments and equity index products.

International Value Fund

Market Diversification (% of equity exposure)
		Comparative	Broad
	Fund[1]	Index[2]	Index[3]
Europe
United Kingdom	19.2%	21.4%	15.2%
France	12.7	10.7	7.7
Germany	8.9	7.9	5.7
Switzerland	6.9	7.8	5.6
Italy	3.7	3.6	2.6
Spain	2.2	4.7	3.4
Norway	2.0	0.7	0.5
Sweden	1.9	2.7	1.9
Finland	1.6	1.1	0.8
Belgium	1.5	1.0	0.7
Netherlands	1.4	2.5	1.8
Denmark	1.3	0.9	0.6
Other European
Markets	0.2	1.6	1.1
Subtotal	63.5%	66.6%	47.6%
Pacific
Japan	10.1%	21.2%	15.2%
Australia	2.5	8.3	5.9
Hong Kong	2.2	2.4	1.7
Singapore	1.0	1.4	1.0
Other Pacific
Markets	0.2	0.1	0.1
Subtotal	16.0%	33.4%	23.9%
Emerging Markets
China	4.2%	—	4.0%
Brazil	3.5	—	3.5
South Korea	3.2	—	2.8
Russia	2.6	—	1.4
Taiwan	1.1	—	2.4
Other Emerging
Markets	4.1	—	7.5
Subtotal	18.7%	—	21.6%
North America
Canada	1.8%	—	6.9%

1 Market percentages exclude currency contracts held by the fund.
2 MSCI EAFE Index.
3 MSCI All Country World Index ex USA.

International Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 1999–October 31, 2009
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
		Periods Ended October 31, 2009		of a $10,000
	One Year	Five Years	Ten Years	Investment
International Value Fund[1]	28.34%	6.91%	4.56%	$15,614
MSCI All Country World Index ex USA	34.79	7.58	3.95	14,733
MSCI EAFE Index	27.71	5.10	2.05	12,247
International Funds Average[2]	26.69	4.57	1.64	11,769

1 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months, or the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Derived from data provided by Lipper Inc.

International Value Fund

Fiscal Year Total Returns (%): October 31, 1999–October 31, 2009

Average Annual Total Returns: Periods Ended September 30, 2009
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
International Value Fund[1]	5/16/1983	4.45%	7.97%	5.02%

1 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months, or the account service fee that may be applicable to certain accounts with balances below $10,000.
Note: See Financial Highlights table for dividend and capital gains information.

International Value Fund

Financial Statements

Statement of Net Assets
As of October 31, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (94.7%)[1]
Australia (2.2%)
Australia & New Zealand
Banking Group Ltd.	1,376,700	28,079
BHP Billiton Ltd.	811,900	26,628
National Australia Bank Ltd.	861,821	22,771
Westpac Banking Corp.	739,624	17,287
Commonwealth Bank
of Australia	351,468	16,242
^ Macquarie Group Ltd.	255,900	11,207
Telstra Corp. Ltd.	2,296,500	6,824
Insurance Australia
Group Ltd.	1,782,500	5,996
TABCORP Holdings Ltd.	739,400	4,717
Macquarie Airports	1,200,002	3,052
Bank of Queensland Ltd.	239,516	2,622
		145,425
Belgium (1.5%)
Anheuser-Busch InBev NV	1,045,000	49,063
Belgacom SA	1,074,590	40,248
Delhaize Group SA	75,814	5,150
		94,461
Brazil (3.4%)
Petroleo Brasileiro SA
Series A ADR	2,007,867	80,556
Banco do Brasil SA	2,142,000	34,302
* Vale SA Class B ADR	1,125,929	26,009
Redecard SA	1,656,500	24,317
Cia Energetica de
Minas Gerais ADR	1,097,717	17,333
Petroleo Brasileiro SA ADR	364,700	16,856
Usinas Siderurgicas de
Minas Gerais SA	371,525	9,701
Companhia Brasileira de
Meios de Pagamento	953,900	8,778
Banco Bradesco SA	300,400	5,876
		223,728

		Market
		Value•
	Shares	($000)
Canada (1.8%)
Suncor Energy Inc.	560,072	18,592
Bank of Nova Scotia	432,032	18,067
Nexen Inc.	834,671	17,958
Barrick Gold Corp.	421,900	15,191
IGM Financial Inc.	335,560	11,955
IAMGOLD Corp.	642,000	8,514
Sun Life Financial Inc.	207,480	5,739
Royal Bank of Canada	100,247	5,077
* RONA Inc.	358,000	4,900
Talisman Energy Inc.	280,000	4,777
Biovail Corp.	204,400	2,758
Fairfax Financial Holdings Ltd.	700	250
		113,778
China (4.1%)
Lenovo Group Ltd.	108,764,258	60,559
China Mobile Ltd.	3,224,000	30,223
Weichai Power Co. Ltd.	4,273,800	27,899
China Shenhua
Energy Co. Ltd.	4,318,500	19,373
China Construction
Bank Corp.	20,254,000	17,462
Industrial & Commercial
Bank of China	21,104,000	16,791
China Communications
Construction Co. Ltd.	14,217,000	15,285
Denway Motors Ltd.	31,354,000	15,008
Ping An Insurance
Group Co. of China Ltd.	1,593,000	13,961
PetroChina Co. Ltd.	9,746,000	11,727
China State
Construction
International
Holdings Ltd.	20,378,400	8,189
Yanzhou Coal
Mining Co. Ltd.	5,100,000	7,884
China Petroleum &
Chemical Corp.	7,922,000	6,719
Huaneng Power
International Inc.	9,490,000	6,058

International Value Fund

		Market
		Value•
	Shares	($000)
China Telecom Corp. Ltd.	11,458,000	5,064
Agile Property
Holdings Ltd.	3,898,000	4,989
		267,191
Denmark (1.2%)
Novo Nordisk A/S Class B	642,965	39,945
Carlsberg A/S Class B	351,192	24,622
* Danske Bank A/S	673,800	15,475
		80,042
Finland (1.6%)
Nokia Oyj	6,303,393	79,620
Sampo Oyj	894,800	21,417
		101,037
France (12.0%)
Sanofi-Aventis SA	1,951,704	143,064
BNP Paribas	1,306,931	98,457
^ Total SA	1,153,533	69,028
AXA SA	2,763,393	68,726
France Telecom SA	2,396,720	59,388
^ Societe Generale	789,662	52,449
Credit Agricole SA	1,732,062	33,178
Teleperformance	963,584	30,937
LVMH Moet Hennessy
Louis Vuitton SA	276,200	28,601
Vivendi	833,870	23,133
Groupe Danone SA	384,941	23,125
Unibail-Rodamco SE	92,000	20,373
EDF SA	356,100	19,847
Lagardere SCA	410,100	18,528
ArcelorMittal	529,464	17,918
* Renault SA	334,100	14,951
GDF Suez	307,452	12,854
PPR	114,585	12,488
Carrefour SA	233,715	10,032
Casino Guichard
Perrachon SA	91,800	7,295
Cie de Saint-Gobain	135,400	6,598
Arkema SA	128,500	4,905
Klepierre	103,000	4,269
		780,144
Germany (8.4%)
Allianz SE	705,780	80,899
E.ON AG	1,692,410	64,862
Siemens AG	617,152	55,770
Deutsche Post AG	3,232,190	54,680
Adidas AG	1,106,579	51,235
Bayer AG	505,993	35,106
SAP AG	762,525	34,539
BASF SE	554,100	29,661
Muenchener
Rueckversicherungs AG	181,100	28,652
Deutsche Bank AG	345,700	25,116
Deutsche Telekom AG	1,353,800	18,500
Merck KGaA	155,600	14,628
RWE AG	166,180	14,576
Metro AG	229,000	12,710

		Market
		Value•
	Shares	($000)
Henkel AG & Co. KGaA	258,490	11,773
Bayerische Motoren
Werke AG	140,300	6,863
Celesio AG	167,900	4,165
		543,735
Hong Kong (2.2%)
Sun Hung Kai
Properties Ltd.	3,820,000	57,875
Swire Pacific Ltd.	3,612,000	44,017
Esprit Holdings Ltd.	5,251,000	34,956
Yue Yuen Industrial
Holdings Ltd.	1,495,500	4,167
		141,015
Hungary (0.1%)
^,* OTP Bank PLC	213,100	5,992

India (0.4%)
Infosys Technologies
Ltd. ADR	386,857	17,795
State Bank of
India Ltd. GDR	121,750	11,120
		28,915
Indonesia (0.4%)
Telekomunikasi Indonesia
Tbk PT ADR	820,000	27,806

Israel (0.6%)
Israel Chemicals Ltd.	2,499,300	29,193
Bezeq Israeli
Telecommunication
Corp. Ltd.	5,459,600	12,184
		41,377
Italy (3.5%)
ENI SPA	4,579,939	113,430
* Intesa Sanpaolo SPA	11,909,300	50,120
Telecom Italia SPA	11,230,800	17,842
* UniCredit SPA	5,062,000	16,959
Enel SPA	2,129,700	12,672
Saipem SPA	273,897	8,081
Telecom Italia SPA RNC	6,391,400	7,034
		226,138
Japan (9.1%)
Canon Inc.	1,637,100	61,723
Sony Corp.	1,596,300	47,137
Toyota Motor Corp.	1,100,800	43,456
Sumitomo Mitsui
Financial Group Inc.	1,184,500	40,261
Hoya Corp.	1,360,900	29,950
Toshiba Corp.	5,098,000	29,137
Tokyo Electric
Power Co. Inc.	1,067,000	26,228
Mizuho Financial
Group Inc.	14,814,500	29,221
Fanuc Ltd.	292,200	24,271
Mitsubishi Estate Co. Ltd.	1,475,000	22,280

International Value Fund

		Market
		Value•
	Shares	($000)
Nippon Telegraph &
Telephone Corp.	492,000	20,301
Shionogi & Co. Ltd.	933,000	20,126
Nissan Motor Co. Ltd.	2,753,200	19,923
Nomura Holdings Inc.	2,819,300	19,871
Shin-Etsu Chemical Co. Ltd.	311,600	16,525
Keyence Corp.	78,400	15,564
Nintendo Co. Ltd.	57,100	14,322
ORIX Corp.	204,600	13,216
Sharp Corp.	1,194,000	12,739
THK Co. Ltd.	723,100	12,495
Sumitomo Trust &
Banking Co. Ltd.	2,268,000	11,816
Yamada Denki Co. Ltd.	171,950	10,478
Sumitomo Corp.	1,019,500	9,897
Seven & I Holdings Co. Ltd.	393,700	8,619
Bank of Yokohama Ltd.	1,692,000	8,308
Mitsui Fudosan Co. Ltd.	463,000	7,491
Sumitomo Realty &
Development Co. Ltd.	374,000	7,092
Aeon Co. Ltd.	479,000	4,272
KDDI Corp.	783	4,156
Mitsubishi Chemical
Holdings Corp.	324,500	1,205
Fujitsu Ltd.	94,000	554
		592,634
Mexico (0.5%)
America Movil SAB
de CV ADR	406,701	17,948
Grupo Televisa SA ADR	414,300	8,021
Grupo Financiero
Banorte SAB de CV	1,715,900	5,484
		31,453
Netherlands (1.3%)
Unilever NV	983,568	30,307
Koninklijke Ahold NV	1,726,080	21,742
Heineken NV	386,730	17,095
Koninklijke DSM NV	151,700	6,647
* Randstad Holding NV	167,500	6,355
		82,146
New Zealand (0.2%)
Fletcher Building Ltd.	988,200	5,842
Telecom Corp. of
New Zealand Ltd.	2,909,739	5,292
		11,134
Norway (1.9%)
Yara International ASA	1,251,000	41,354
Tandberg ASA	1,487,000	39,782
StatoilHydro ASA	855,350	20,156
^,* Subsea 7 Inc.	980,956	13,753
^,* Renewable
Energy Corp. AS	1,607,568	9,575
		124,620

		Market
		Value•
	Shares	($000)
Portugal (0.2%)
Portugal Telecom
SGPS SA	1,078,887	12,332

Russia (2.5%)
Gazprom OAO ADR	2,845,130	68,232
Lukoil OAO ADR	1,006,567	58,393
MMC Norilsk Nickel ADR	2,098,578	27,568
Mobile Telesystems
OJSC ADR	198,219	8,979
		163,172
Singapore (0.9%)
Singapore
Telecommunications Ltd.	19,605,900	40,657
DBS Group Holdings Ltd.	1,603,701	14,686
Noble Group Ltd.	3,249,000	5,938
		61,281
South Africa (0.7%)
Standard Bank Group Ltd.	1,729,678	21,588
Bidvest Group Ltd.	856,390	13,410
ABSA Group Ltd.	299,800	4,746
Aveng Ltd.	857,200	4,546
		44,290
South Korea (3.1%)
Samsung
Electronics Co. Ltd.	138,986	83,632
* KB Financial Group Inc.	1,030,753	49,579
SK Telecom Co. Ltd. ADR	1,628,300	27,209
Samsung Electronics
Co. Ltd. Pfd.	58,300	23,354
Hana Financial Group Inc.	339,800	10,078
* Hynix Semiconductor Inc.	572,700	8,503
		202,355
Spain (2.0%)
Banco Santander SA	3,123,667	50,267
Banco Bilbao Vizcaya
Argentaria SA	2,467,750	44,111
Telefonica SA	734,100	20,501
^ Inditex SA	197,695	11,604
		126,483
Sweden (1.8%)
Telefonaktiebolaget LM
Ericsson Class B	4,067,388	42,495
Swedbank AB Class A	4,358,569	37,547
Svenska Cellulosa AB
Class B	1,678,000	23,058
* Electrolux AB Class B	683,000	16,371
		119,471
Switzerland (6.7%)
Novartis AG	1,802,255	93,851
Zurich Financial
Services AG	301,230	68,979
Credit Suisse Group AG	1,260,687	67,393
* UBS AG	3,386,998	56,477
Nestle SA	1,115,943	51,893

International Value Fund

		Market
		Value•
	Shares	($000)
Roche Holdings AG	308,980	49,487
ABB Ltd.	908,746	16,904
Syngenta AG	48,298	11,436
Adecco SA	236,200	10,555
Lonza Group AG	115,004	8,943
		435,918
Taiwan (1.1%)
AU Optronics Corp.	20,787,460	18,433
Taiwan Semiconductor
Manufacturing Co. Ltd.	9,036,704	16,393
Siliconware Precision
Industries Co.	10,457,417	13,749
Taiwan Semiconductor
Manufacturing
Co. Ltd. ADR	1,440,338	13,741
Compal Electronics Inc.
GDR	1,514,429	9,647
		71,963
Thailand (0.3%)
PTT PCL (Foreign)	2,059,900	14,581
Kasikornbank PCL
(Foreign)	1,174,300	2,847
		17,428
Turkey (0.9%)
Turkcell Iletisim Hizmet AS	4,374,900	28,946
Turkiye Garanti Bankasi AS	5,330,600	19,358
* Turkiye Vakiflar Bankasi Tao	3,105,000	7,530
		55,834
United Kingdom (18.1%)
Vodafone Group PLC	63,393,901	139,710
* Barclays PLC	17,941,953	94,035
GlaxoSmithKline PLC	4,420,880	90,684
BP PLC	8,033,100	75,272
Prudential PLC	7,231,704	65,689
Royal Dutch Shell PLC
Class A	1,835,400	54,417
Aviva PLC	8,081,951	50,538
Standard Chartered PLC	1,953,564	47,925
Unilever PLC	1,571,200	46,941
Imperial Tobacco
Group PLC	1,477,950	43,554
^,* Lloyds Banking
Group PLC	29,720,340	41,905
HSBC Holdings PLC	3,536,000	39,073
British American
Tobacco PLC	1,180,143	37,606
Tesco PLC	5,228,357	34,861
BAE Systems PLC	5,375,390	27,641
BHP Billiton PLC	986,309	26,576
AstraZeneca PLC	563,500	25,296
BG Group PLC	1,295,500	22,300
Man Group PLC	3,877,420	19,609
WPP PLC	2,160,100	19,359
Rolls-Royce Group PLC	2,515,000	18,548

			Market
			Value•
		Shares	($000)
	Associated British
	Foods PLC	1,347,500	18,247
	Eurasian Natural
	Resources Corp.	1,265,307	17,218
	HSBC Holdings PLC
	(Hong Kong Shares)	1,525,469	16,845
*	Wolseley PLC	760,600	15,385
	Smith & Nephew PLC	1,329,279	11,751
	ICAP PLC	1,729,345	11,494
	Centrica PLC	2,536,500	10,305
	Royal Bank of Scotland
	Group PLC	14,055,123	9,588
	WM Morrison
	Supermarkets PLC	1,910,451	8,756
	TUI Travel PLC	2,044,000	7,788
	Thomas Cook Group PLC	2,032,400	6,806
	Drax Group PLC	681,400	5,184
	J Sainsbury PLC	875,800	4,726
	RSA Insurance Group PLC	1,829,167	3,625
	Old Mutual PLC	1,830,924	3,178
*	DSG International PLC	4,361,764	2,184
	Tate & Lyle PLC	159,690	1,176
			1,175,795
Total Common Stocks
(Cost $6,023,795)			6,149,093
Temporary Cash Investments (7.2%)[1]
Money Market Fund (6.9%)
2,3	Vanguard Market
	Liquidity Fund, 0.225%	448,800,506	448,801

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.3%)
4,5	Federal Home Loan
	Bank Discount Notes,
	0.220%, 3/26/10	22,000	21,988
Total Temporary Cash Investments
(Cost $470,781)			470,789
Total Investments (101.9%)
(Cost $6,494,576)			6,619,882
Other Assets and Liabilities (–1.9%)
Other Assets[5]			97,017
Liabilities[3]			(222,978)
			(125,961)
Net Assets (100%)
Applicable to 216,852,244 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			6,493,921
Net Asset Value Per Share			$29.95

International Value Fund

At October 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	7,448,964
Undistributed Net
Investment Income	125,371
Accumulated Net
Realized Losses	(1,200,286)
Unrealized Appreciation
(Depreciation)
Investment Securities	125,306
Futures Contracts	(6,976)
Foreign Currencies and
Forward Currency Contracts	1,542
Net Assets	6,493,921

• See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $145,958,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.4% and 4.5%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $157,699,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
5 Securities with a value of $16,991,000 and cash of $4,253,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

International Value Fund

Statement of Operations

Year Ended
October 31, 2009
($000)
Investment Income
Income
Dividends[1]	170,944
Interest[2]	2,490
Security Lending	9,031
Total Income	182,465
Expenses
Investment Advisory Fees—Note B
Basic Fee	10,066
Performance Adjustment	(993)
The Vanguard Group—Note C
Management and Administrative	12,164
Marketing and Distribution	1,560
Custodian Fees	1,075
Auditing Fees	34
Shareholders’ Reports and Proxies	384
Trustees’ Fees and Expenses	12
Total Expenses	24,302
Expenses Paid Indirectly	(276)
Net Expenses	24,026
Net Investment Income	158,439
Realized Net Gain (Loss)
Investment Securities Sold	(1,178,598)
Futures Contracts	4,335
Foreign Currencies and Forward Currency Contracts	(15,320)
Realized Net Gain (Loss)	(1,189,583)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	2,407,438
Futures Contracts	15,426
Foreign Currencies and Forward Currency Contracts	15,408
Change in Unrealized Appreciation (Depreciation)	2,438,272
Net Increase (Decrease) in Net Assets Resulting from Operations	1,407,128

1 Dividends are net of foreign withholding taxes of $12,124,000.
2 Interest income from an affiliated company of the fund was $1,958,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International Value Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	158,439	264,192
Realized Net Gain (Loss)	(1,189,583)	43,797
Change in Unrealized Appreciation (Depreciation)	2,438,272	(4,915,723)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,407,128	(4,607,734)
Distributions
Net Investment Income	(214,336)	(201,041)
Realized Capital Gain[1]	—	(516,504)
Total Distributions	(214,336)	(717,545)
Capital Share Transactions
Issued	1,051,274	1,766,821
Issued in Lieu of Cash Distributions	199,429	667,768
Redeemed[2]	(1,284,708)	(2,087,607)
Net Increase (Decrease) from Capital Share Transactions	(34,005)	346,982
Total Increase (Decrease)	1,158,787	(4,978,297)
Net Assets
Beginning of Period	5,335,134	10,313,431
End of Period[3]	6,493,921	5,335,134

1 Includes fiscal 2008 short-term gain distributions totaling $109,931,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net of redemption fees for fiscal 2009 and 2008 of $299,000 and $682,000, respectively.
3 Net Assets—End of Period includes undistributed net investment income of $125,371,000 and $184,383,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International Value Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$24.36	$48.38	$41.70	$33.30	$28.36
Investment Operations
Net Investment Income	.742	1.176[1]	1.020	1.000[1]	.630
Net Realized and Unrealized Gain (Loss)
on Investments	5.839	(21.841)	9.634	9.060	4.790
Total from Investment Operations	6.581	(20.665)	10.654	10.060	5.420
Distributions
Dividends from Net Investment Income	(.991)	(.940)	(.880)	(.560)	(.480)
Distributions from Realized Capital Gains	—	(2.415)	(3.094)	(1.100)	—
Total Distributions	(.991)	(3.355)	(3.974)	(1.660)	(.480)
Net Asset Value, End of Period	$29.95	$24.36	$48.38	$41.70	$33.30

Total Return[2]	28.34%	–45.49%	27.55%	31.22%	19.30%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,494	$5,335	$10,313	$6,926	$3,606
Ratio of Total Expenses to
Average Net Assets[3]	0.45%	0.42%	0.41%	0.46%	0.50%
Ratio of Net Investment Income to
Average Net Assets	2.93%	3.08%	2.46%	2.61%	2.26%
Portfolio Turnover Rate	55%	59%	38%	36%	32%

1 Calculated based on average shares outstanding.
2 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than two months, or the account service fee that may be applicable to certain accounts with balances below $10,000.
3 Includes performance-based investment advisory fee increases (decreases) of (0.02%), 0.02%, 0.01%, 0.01%, and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

International Value Fund

Notes to Financial Statements

Vanguard International Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

The fund may also enter into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with the fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the fund under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with

International Value Fund

highly rated counterparties, by a master netting arrangement between the fund and the counterparty, and by the posting of collateral by the counterparty. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. AllianceBernstein L.P., Lazard Asset Management LLC, Edinburgh Partners Ltd., and Hansberger Global Investors, Inc., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for AllianceBernstein L.P. is subject to quarterly adjustments based on performance for the preceding five years, relative to the MSCI All Country World Index excluding USA. The basic fee for Lazard Asset Management LLC is subject to quarterly adjustments based on performance since July 31, 2006, relative to the MSCI All Country World Index excluding USA. The basic fee for Edinburgh Partners Ltd. is subject to quarterly adjustments based on performance since July 31, 2008, relative to the MSCI All Country World Index excluding USA. The basic fee for Hansberger Global Investors, Inc., is subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI Europe, Australasia, Far East Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended October 31, 2009, the aggregate investment advisory fee represented an effective annual basic rate of 0.19% of the fund’s average net assets, before a decrease of $993,000 (0.02%) based on performance.

International Value Fund

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2009, the fund had contributed capital of $1,387,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.55% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2009, these arrangements reduced the fund’s management and administrative expenses by $155,000 and custodian fees by $121,000. The total expense reduction represented an effective annual rate of 0.01% of the fund’s average net assets.

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of October 31, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	464,490	5,684,603	—
Temporary Cash Investments	448,801	21,988	—
Futures Contracts—Liabilities[1]	(2,377)	—	—
Forward Currency Contracts—Assets	1,423	—	—
Forward Currency Contracts—Liabilities	(157)	—	—
Total	912,180	5,706,591	—
1 Represents variation margin on the last day of the reporting period.

F. At October 31, 2009, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Equity	Foreign Exchange
	Contracts[1]	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	—	1,423	1,423
Liabilities	(2,377)	(157)	(2,534)
1 Represents variation margin on the last day of the reporting period.

International Value Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2009, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	4,335	—	4,335
Forward Currency Contracts	—	(12,204)	(12,204)
Realized Net Gain (Loss) on Derivatives	4,335	(12,204)	(7,869)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	15,426	—	15,426
Forward Currency Contracts	—	14,952	14,952
Change in Unrealized Appreciation (Depreciation) on Derivatives	15,426	14,952	30,378

At October 31, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
		Number of		Unrealized
		Long (Short)	Aggregate	Appreciation
Futures Contracts	Expiration	Contracts	Settlement Value	(Depreciation)
Dow Jones EURO STOXX 50 Index	December 2009	1,787	71,874	(3,728)
Topix Index	December 2009	456	45,036	(2,258)
FTSE 100 Index	December 2009	522	43,031	(1,170)
S&P ASX 200 Index	December 2009	148	15,459	180

At October 31, 2009, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

					Unrealized
					Appreciation
			Contract Amount (000)		(Depreciation)
Contract Settlement Date		Receive		Deliver	($000)
12/23/2009	EUR	44,404	USD	65,504	36
12/16/2009	JPY	4,293,394	USD	47,443	622
12/23/2009	GBP	26,742	USD	44,067	(157)
12/23/2009	AUD	16,458	USD	14,793	765
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

The fund had net unrealized foreign currency gains of $276,000 resulting from the translation of other assets and liabilities at October 31, 2009.

International Value Fund

At October 31, 2009, counterparties had deposited in segregated accounts  securities with a  value sufficient to cover substantially all amounts due to the fund in connection with open forward temporary currency contracts.

The fund had net unrealized foreign currency gains of $276,000 resulting from the translation of other assets and liabilities at October 31, 2009.

G. Distributions are determined on a taxand may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes

During the year ended October 31, 2009, the fund realized net foreign currencyin losses of $3,116,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the fund’s investments are in securities considered to “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended October 31, 2009, the fund realized gains on the sale of passive foreign investment companies of $1,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Unrealized appreciation on the fund’s passive foreign investment company holdings at October 31, 2009, was $1,627,000.

For tax purposes, at October 31, 2009, the fund had $139,621,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $1,198,528,000 to offset future net capital gains through October 31, 2017.

At October 31, 2009, the cost of investment securities for tax purposes was $6,496,600,000. Net unrealized appreciation of investment securities for tax purposes was $123,282,000, consisting of unrealized gains of $825,975,000 on securities that had risen in value since their purchase and $702,693,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended October 31, 2009, the fund purchased $2,830,012,000 of investment securities and sold $2,827,481,000 of investment securities, other than temporary cash  investments.

I. Capital shares issued and redeemed were:

	Year Ended October 31,
	2009	2008
	Shares	Shares
	(000)	(000)
Issued	43,194	48,037
Issued in Lieu of Cash Distributions	8,828	16,435
Redeemed	(54,137)	(58,658)
Net Increase (Decrease) in Shares Outstanding	(2,115)	5,814

J. In preparing the financial statements as of October 31, 2009, management considered the impact of subsequent events occurring through December 8, 2009, for potential recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Trustees’ Equity Fund and the Shareholders of Vanguard International Value Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Value Fund (the “Fund”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 8, 2009

Special 2009 tax information (unaudited) for Vanguard International Value Fund

This information for the fiscal year ended October 31, 2009, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $151,471,000 of qualified dividend income to shareholders during the fiscal year.

The fund will pass through foreign source income of $183,723,000 and foreign taxes paid of $12,718,000 to shareholders. The pass-through of foreign taxes paid will affect only shareholders on the fund’s dividend record date in December 2009. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2010.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2009. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: International Value Fund[1]
Periods Ended October 31, 2009
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	28.34%	6.91%	4.56%
Returns After Taxes on Distributions	27.49	5.87	3.64
Returns After Taxes on Distributions and Sale of Fund Shares	19.06	5.86	3.65

1 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months, or the account service fee that may be applicable to certain accounts with balances below $10,000.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended October 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Value Fund	4/30/2009	10/31/2009	Period[1]
Based on Actual Fund Return	$1,000.00	$1,314.17	$2.51
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.04	2.19

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 2% fee assessed on redemptions of shares held for less than two months, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.43%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 156 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustees	Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
John J. Brennan[1]	Occupation(s) During the Past Five Years: Executive
Born 1954. Trustee Since May 1987. Chairman of	Chief Staff and Marketing Officer for North America
the Board. Principal Occupation(s) During the Past	and Corporate Vice President (retired 2008) of Xerox
Five Years: Chairman of the Board and Director/Trustee	Corporation (photocopiers and printers); Director of
of The Vanguard Group, Inc., and of each of the	SPX Corporation (multi-industry manufacturing), the
investment companies served by The Vanguard Group;	United Way of Rochester, the Boy Scouts of America,
Chief Executive Officer (1996–2008) and President	Amerigroup Corporation (direct health and medical
(1989–2008) of The Vanguard Group and of each of the	insurance carriers), and Monroe Community College
investment companies served by The Vanguard Group;	Foundation.
Chairman of the Financial Accounting Foundation;
Governor of the Financial Industry Regulatory Authority	Rajiv L. Gupta
(FINRA); Director of United Way of Southeastern	Born 1945. Trustee Since December 2001.[2] Principal
Pennsylvania.	Occupation(s) During the Past Five Years: Chairman
and Chief Executive Officer (retired 2009) and President
F. William McNabb III[1]	(2006–2008) of Rohm and Haas Co. (chemicals); Board
Born 1957. Trustee Since July 2009. Principal	Member of American Chemistry Council; Director of
Occupation(s) During the Past Five Years: Director of	Tyco International, Ltd. (diversified manufacturing and
The Vanguard Group, Inc., since 2008; Chief Executive	services) and Hewlett-Packard Co. (electronic computer
Officer and President of The Vanguard Group and of	manufacturing); Trustee of The Conference Board.
each of the investment companies served by The
Vanguard Group since 2008; Director of Vanguard	Amy Gutmann
Marketing Corporation; Managing Director of The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group (1995–2008).	Occupation(s) During the Past Five Years: President of
the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Independent Trustees	of Arts and Sciences with secondary appointments
at the Annenberg School for Communication and the
Charles D. Ellis	Graduate School of Education of the University of
Born 1937. Trustee Since January 2001. Principal	Pennsylvania; Director of Carnegie Corporation of
Occupation(s) During the Past Five Years: Applecore	New York, Schuylkill River Development Corporation,
Partners (pro bono ventures in education); Senior	and Greater Philadelphia Chamber of Commerce;
Advisor to Greenwich Associates (international business	Trustee of the National Constitution Center.
strategy consulting); Successor Trustee of Yale University;
Overseer of the Stern School of Business at New York
University; Trustee of the Whitehead Institute for
Biomedical Research.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins[1]
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the Maxwell
School of Citizenship and Public Affairs at Syracuse
University.	Kathryn J. Hyatt[1]
Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal of
F. Joseph Loughrey	The Vanguard Group, Inc.; Treasurer of each of the
Born 1949. Trustee Since October 2009. Principal	investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President and	Group since 2008; Assistant Treasurer of each of the
Chief Operating Officer since 2005 (retired 2009) and	investment companies served by The Vanguard Group
Vice Chairman of the Board (2008–2009) of Cummins	(1988–2008).
Inc. (industrial machinery); Director of SKF AB (industrial
machinery), Hillenbrand, Inc. (specialized consumer
services), Sauer-Danfoss Inc. (machinery), the Lumina	Heidi Stam[1]
Foundation for Education, and the Columbus Community	Born 1956. Secretary Since July 2005. Principal
Education Coalition; Chairman of the Advisory Council	Occupation(s) During the Past Five Years: Managing
for the College of Arts and Letters at the University of	Director of The Vanguard Group, Inc., since 2006;
Notre Dame.	General Counsel of The Vanguard Group since 2005;
Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005; Principal
Occupation(s) During the Past Five Years: George Gund	of The Vanguard Group (1997–2006).
Professor of Finance and Banking, Harvard Business
School; Chair of the Investment Committee of HighVista
Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Deputy Chairman of	Founder
the Federal Reserve Bank of Cleveland; Trustee of
University Hospitals of Cleveland, The Cleveland
Museum of Art, and Case Western Reserve University.	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005); Director
of Corning Incorporated and Dow Corning; Trustee of
the Corning Incorporated Foundation and the Corning
Museum of Glass; Overseer of the Amos Tuck School
of Business Administration at Dartmouth College.

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
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also available from the SEC’s website, www.sec.gov.
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with the offering of shares of any Vanguard	fund voted the proxies for securities it owned during
fund only if preceded or accompanied by	the 12 months ended June 30. To get the report, visit
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© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q460 122009

Vanguard Diversified Equity Fund
Annual Report

October 31, 2009

> Vanguard Diversified Equity Fund returned 15.48% for the fiscal year ended October 31, 2009.

> The fund outperformed its benchmark, the MSCI US Broad Market Index, as well as the average return of peer multi-capitalization core funds.

> Each of the fund’s eight underlying stock funds posted positive results for the 12-month period.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Results of Proxy Voting	8
Fund Profile	9
Performance Summary	10
Financial Statements	12
Your Fund’s After-Tax Returns	19
About Your Fund’s Expenses	20
Glossary	22

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2009
			Ticker	Total
			Symbol	Returns
Vanguard Diversified Equity Fund			VDEQX	15.48%
MSCI US Broad Market Index				11.15
Multi-Cap Core Funds Average[1]				13.71

Your Fund’s Performance at a Glance
October 31, 2008–October 31, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Diversified Equity Fund	$15.30	$16.43	$0.286	$0.708

1 Derived from data provided by Lipper Inc.

1

President’s Letter

Dear Shareholder,

Vanguard Diversified Equity Fund returned 15.48% for the fiscal year ended October 31, 2009. The fund’s return beat that of its benchmark, the MSCI US Broad Market Index, as well as the average return of its peer group.

The Diversified Equity Fund follows a “fund of funds” strategy, investing in eight actively managed U.S. mutual funds. These underlying Vanguard portfolios provide the fund with broad diversification, including a mix of growth and value stocks of various sizes. For the fiscal year, each of the underlying funds produced positive returns.

If you hold shares of the fund in a taxable account, you may wish to review the section later in this report on the fund’s after-tax returns.

A vicious bear market quickly turned bullish
A year ago, the global financial system stood on the brink of collapse as the expanding U.S. credit crisis precipitated the deepest worldwide recession since World War II. Since then, markets have pulled back from the depths and, in fact, have rallied impressively. Although U.S. unemployment has risen to double digits and signs of a robust recovery are hard to find, the global economy has begun to revive. For the first time in more than a year, U.S. gross domestic product

2

registered growth, as reported by the Commerce Department for the third quarter of calendar 2009.

U.S. stocks recorded positive returns for the fiscal year ended October 31 as the market’s losses during the first four months of the period—marking the final plunge of a historic bear market—were erased by a remarkable rally beginning in March. Global stocks did even better, thanks to general strength in developed markets and a powerful upswing in emerging markets that actually had some prognosticators worrying about a new asset bubble. Reminders of the markets’ travails are nevertheless apparent in the index returns for the past three years, where negative figures are the rule. Even the five-year returns for U.S. stocks as of October 31 were barely positive, further evidence of the long-term damage done by the collapse of the real estate bubble.

The bond market experienced an equally dramatic turnaround
The stock market’s rapid fall and recovery were matched by an equally dramatic turnaround in the bond market. At the end of 2008, as the credit markets virtually shut down, risk-averse investors locked to U.S. Treasury bonds. The effect was to widen the difference between the lower yields of Treasuries and the higher  yields of corporate bonds to a margin not seen since the Great Depression.

Central banks around the world responded to the economic slowdown by lowering interest rates and implementing other

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2009
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	11.20%	–6.84%	0.71%
Russell 2000 Index (Small-caps)	6.46	–8.51	0.59
Dow Jones U.S. Total Stock Market Index	11.34	–6.55	1.06
MSCI All Country World Index ex USA (International)	34.79	–2.49	7.58

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	13.79%	6.35%	5.05%
Barclays Capital Municipal Bond Index	13.60	4.17	4.15
Citigroup 3-Month Treasury Bill Index	0.28	2.50	2.94

CPI
Consumer Price Index	–0.18%	2.32%	2.52%

3

aggressive stimulus programs. Meanwhile, governments boosted spending in hopes of reversing the recessionary tide. As fears of a worldwide depression eased, investors’ appetite for risk returned to more normal levels. The receding pessimism raised demand for corporate bonds, raising their prices and bringing own their yields. Over the past 12 months, both taxable and municipal bonds returned more than 13%.

However, the Fed’s easy-money campaign had a predictable effect on short-term savings vehicles such as money market funds, whose yields track prevailing short-term rates. In December 2008, the Fed reduced its target for the federal funds rate, a benchmark for the interest rates paid by money market instruments and other very short-term securities, to between 0% and 0.25%. The Fed has said it expects to maintain its target at this level “for an extended period.”

Value stocks helped the fund beat its benchmark index
Through its underlying funds, the Diversified Equity Fund provides investors with both exposure to the broad U.S. stock market and the potential to outperform that market, although of course there are no assurances of success. In the 2009 fiscal year, despite the challenging environment, the fund did succeed in outperforming the MSCI US Broad Market Index by more than 4 percentage points.

Expense Ratios
Your Fund Compared With Its Peer Group
	Acquired	Multi-Cap
	Fund Fees	Core Funds
	and Expenses[1]	Average[2]
Diversified Equity Fund	0.37%	1.18%

1 This figure—drawn from the prospectus dated February 20, 2009—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Diversified Equity Fund invests. The Diversified Equity Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2009, the annualized acquired fund fees and expenses were 0.43%.
2 The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

4

Large-capitalization growth stocks performed better than their value counterparts over the 12 months, although they fell back toward the end of the period. The Diversified Equity Fund’s growth-oriented holdings—Vanguard Morgan™ Growth Fund, Explorer™ Fund, Mid-Cap Growth Fund, and U.S. Growth Fund—each produced double-digit returns for the year, but all ended up trailing their respective benchmarks.

Diversified Equity’s three value holdings—Vanguard Windsor™ Fund, Windsor II Fund, and Capital Value Fund—struggled through steep declines in financials, traditionally a large sector holding for value funds, in the first half of the fiscal year but posted solid returns in the second half. They each beat their respective large-cap value benchmarks.

The Capital Value Fund, in particular, recorded outstanding results (+53%) by positioning itself well for the market’s bounce-back with strong stock selection in the financial sector. Although it makes up only about 5% of the Diversified Equity Fund’s holdings, Capital Value was a major contributor to the overall return.

On the other hand, Vanguard Growth and Income Fund, Diversified Equity’s largest holding, at about 20% of assets, was the weakest performer during the fiscal year. The Growth and Income Fund, a “blend” fund with a tilt toward “value,” follows a quantitative equity strategy, attempting to

Total Returns
June 10, 2005,[1] Through October 31, 2009
Average
Annual Return
Diversified Equity Fund	–1.39%
MSCI US Broad Market Index	–0.70
Multi-Cap Core Funds Average[2]	–1.17

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost.

1 The fund’s inception.
2 Derived from data provided by Lipper Inc.

5

match its benchmark’s risk characteristics while outperforming the index through superior stock selection. The past year has been particularly challenging for quantitative strategies, as the stocks typically favored by this approach trailedmore speculative issues for the year.

The market’s 2008 plunge marred a strong record
Since the Diversified Equity Fund’s inception on June 10, 2005, the fund has had an average annual return of –1.39%. This is a step behind both the return of its benchmark index and the average return for peer funds for the same period. The fund’s weak return is primarily a result of the stock market’s abysmal performance in fiscal-year 2008. Diversified Equity has had double-digit gains in each of its other full fiscal years.

The fund’s relatively short history provides little meaningful information about the skills of its underlying funds’ advisors and their investment strategies. We’re confident that, over the long term,Diversified Equity will benefit from the skills of the many talented equity managers who oversee the underlying funds, as well as from Vanguard’s customarily low costs.

Underlying Funds: Allocations and Returns
As of October 31, 2009
	Percentage of	Total Returns for
Vanguard Fund	Diversified	12 Months Ended
(Investor Shares)	Equity’s Assets	October 31, 2009
Growth and Income Fund	20.2%	6.62%
Windsor II Fund	15.1	11.96
U.S. Growth Fund	15.1	15.94
Morgan Growth Fund	15.0	15.06
Windsor Fund	14.9	18.22
Explorer Fund	9.8	14.46
Mid-Cap Growth Fund	5.0	17.70
Capital Value Fund	4.9	53.37
Combined	100.0%	15.48%

6

A word on expenses
The fund’s “acquired fund fees”—an estimate of the weighted average of the underlying mutual funds’ expense ratios— have risen in the past fiscal year’s tumultuous markets. As the average net assets of the underlying funds declined, their fixed costs and advisory fees accounted for a modestly higher percentage of their assets.

A fund-of-funds strategy offers diversification, simplicity
During the past 12 months, investors have endured a tumultuous period in the U.S. stock market. Challenging times in the financial markets often cause people to take a closer look at their portfolios and investment goals. At Vanguard, we encourage you to stay focused on the long term and avoid making hasty decisions based on the markets’ short-term volatility. In that regard, the past year has offered a useful lesson: Those who fled the stock market as it plunged last winter may have missed out on much of the subsequent climb.

It’s important to focus on time-tested principles of balance and diversification, both within and across asset classes. One of the best ways to do that is to develop a portfolio that includes a mix of stock funds, bond funds, and short-term reserves in proportions consistent with your long-term goals, time horizon, and risk tolerance.

The Diversified Equity Fund can play an important role in such an investment plan. Its structure as a fund of funds offers investors a broad range of U.S. stocks together with world-class investment managers in one fund. It’s a simple, low-cost way to diversify your balanced investment portfolio.

Thank you for investing your assets
at Vanguard.

Sincerely,

F. William McNabb III
President and Chief Executive Officer
November 11, 2009

7

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1—Elect trustees for each fund.*
The individuals listed in the table below were elected as trustees for each fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of
The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
John J. Brennan	220,778,192	6,352,455	97.2%
Charles D. Ellis	218,875,130	8,255,517	96.4%
Emerson U. Fullwood	221,097,949	6,032,698	97.3%
Rajiv L. Gupta	220,290,951	6,839,696	97.0%
Amy Gutmann	221,874,909	5,255,738	97.7%
JoAnn Heffernan Heisen	220,546,728	6,583,919	97.1%
F. William McNabb III	221,365,554	5,765,092	97.5%
André F. Perold	220,029,255	7,101,392	96.9%
Alfred M. Rankin, Jr.	221,436,761	5,693,886	97.5%
Peter F. Volanakis	220,460,971	6,669,676	97.1%
* Results are for all funds within the same trust.

Proposal 2—Update and standardize the funds’ fundamental policies regarding:
(a) Purchasing and selling real estate.
(b) Issuing senior securities.
(c) Borrowing money.
(d) Making loans.
(e) Purchasing and selling commodities.
(f) Concentrating investments in a particular industry or group of industries.
(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the funds to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Diversified Equity Fund
2a	64,039,671	763,543	1,292,222	299,868	96.5%
2b	63,825,659	968,837	1,300,939	299,868	96.1%
2c	63,407,470	832,167	1,855,799	299,868	95.5%
2d	63,403,633	912,933	1,778,869	299,868	95.5%
2e	63,597,700	867,841	1,629,894	299,868	95.8%
2f	63,717,212	850,520	1,527,704	299,868	96.0%
2g	64,368,642	786,100	940,693	299,868	97.0%

8

Diversified Equity Fund

Fund Profile
As of October 31, 2009

Portfolio Characteristics
		Comparative
	Fund[1]	Index[2]
Number of Stocks	1,549	3,545
Median Market Cap	$28.3B	$27.9B
Price/Earnings Ratio	27.6x	29.6x
Price/Book Ratio	2.0x	2.1x
Yield[3]	1.6%	1.9%
Return on Equity	19.3%	19.5%
Earnings Growth Rate	8.7%	9.5%
Foreign Holdings	6.3%	0.0%
Acquired Fund Fees
and Expenses[4]	0.37%	—

Volatility Measures[5]
Fund Versus
Comparative Index[2]
R-Squared	0.99
Beta	1.02

Allocation to Underlying Vanguard Funds

Growth and Income Fund	20.2%
Windsor II Fund	15.1
U.S. Growth Fund	15.1
Morgan Growth Fund	15.0
Windsor Fund	14.9
Explorer Fund	9.8
Mid-Cap Growth Fund	5.0
Capital Value Fund	4.9

Sector Diversification (% of equity exposure)
		Comparative
	Fund[1]	Index[2]
Consumer Discretionary	9.4%	10.1%
Consumer Staples	9.0	10.3
Energy	11.6	11.7
Financials	15.5	15.5
Health Care	13.0	12.5
Industrials	12.2	10.7
Information Technology	20.0	18.9
Materials	3.6	3.7
Telecommunication Services	2.1	2.8
Utilities	3.6	3.8

Investment Focus

1 Reflects holdings of underlying funds.
2 MSCI US Broad Market Index.
3 30-day SEC yield for the fund; annualized dividend yield for the index. See the Glossary.
4 This figure—drawn from the prospectus dated February 20, 2009—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Diversified Equity Fund invests. The Diversified Equity Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2009, the annualized acquired fund fees and expenses were 0.43%.
5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

9

Diversified Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 10, 2005–October 31, 2009
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2009		Final Value
		Since	of a $10,000
	One Year	Inception[1]	Investment
Diversified Equity Fund[2]	15.48%	–1.39%	$9,405
MSCI US Broad Market Index	11.15	–0.70	9,696
Multi-Cap Core Funds Average[3]	13.71	–1.17	9,494

1 Performance for the fund and its comparative standards is calculated since the fund’s inception: June 10, 2005.
2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
3 Derived from data provided by Lipper Inc.

10

Diversified Equity Fund

Fiscal-Year Total Returns (%): June 10, 2005 –October 31, 2009

Average Annual Total Returns: Periods Ended September 30, 2009
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since
	Inception Date	One Year	Inception
Diversified Equity Fund[1]	6/10/2005	–2.72%	–0.79%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
Note: See Financial Highlights table for dividend and capital gains information.

11

Diversified Equity Fund

Financial Statements

Statement of Net Assets
As of October 31, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (100.0%)
Vanguard Growth and Income Fund Investor Shares	11,166,412	243,874
Vanguard Windsor II Fund Investor Shares	8,246,742	183,242
Vanguard U.S. Growth Fund Investor Shares	11,902,730	182,707
Vanguard Morgan Growth Fund Investor Shares	12,970,329	181,974
Vanguard Windsor Fund Investor Shares	16,446,318	180,416
Vanguard Explorer Fund Investor Shares	2,287,403	118,419
Vanguard Mid-Cap Growth Fund	4,354,169	60,349
Vanguard Capital Value Fund	7,252,788	59,255
Total Investment Companies (Cost $1,522,679)		1,210,236
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.225% (Cost $367)	366,731	367
Total Investments (100.0%) (Cost $1,523,046)		1,210,603
Other Assets and Liabilities (0.0%)
Other Assets		1,530
Liabilities		(1,352)
		178
Net Assets (100%)
Applicable to 73,694,362 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		1,210,781
Net Asset Value Per Share		$16.43

At October 31, 2009, net assets consisted of:
		Amount
		($000)
Paid-in Capital		1,543,214
Undistributed Net Investment Income		4,803
Accumulated Net Realized Losses		(24,793)
Unrealized Appreciation (Depreciation)		(312,443)
Net Assets		1,210,781

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

12

Diversified Equity Fund

Statement of Operations

Year Ended
October 31, 2009
($000)
Investment Income
Income
Income Distributions Received	16,969
Net Investment Income—Note B	16,969
Realized Net Gain (Loss) on Investment Securities Sold	(14,903)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	179,149
Net Increase (Decrease) in Net Assets Resulting from Operations	181,215

See accompanying Notes, which are an integral part of the Financial Statements.

13

Diversified Equity Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	16,969	11,792
Realized Net Gain (Loss)	(14,903)	50,594
Change in Unrealized Appreciation (Depreciation)	179,149	(526,923)
Net Increase (Decrease) in Net Assets Resulting from Operations	181,215	(464,537)
Distributions
Net Investment Income	(16,776)	(7,361)
Realized Capital Gain[1]	(41,532)	(15,873)
Total Distributions	(58,308)	(23,234)
Capital Share Transactions
Issued	398,159	839,266
Issued in Lieu of Cash Distributions	57,046	22,579
Redeemed	(215,877)	(207,610)
Net Increase (Decrease) from Capital Share Transactions	239,328	654,235
Total Increase (Decrease)	362,235	166,464
Net Assets
Beginning of Period	848,546	682,082
End of Period[2]	1,210,781	848,546

1 Includes fiscal 2009 and 2008 short-term gain distributions totaling $0 and $10,753,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $4,803,000 and $4,610,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Diversified Equity Fund

Financial Highlights

					June 10,
					2005[1], to
For a Share Outstanding		Year Ended October 31,			Oct. 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$15.30	$26.15	$23.20	$20.45	$20.00
Investment Operations
Net Investment Income	.268	.284	.232	.225	.010
Capital Gain Distributions Received	—	1.333	.542	.419	—
Net Realized and Unrealized Gain (Loss)
on Investments	1.856	(11.741)	2.705	2.334	.440
Total from Investment Operations	2.124	(10.124)	3.479	2.978	.450
Distributions
Dividends from Net Investment Income	(.286)	(.230)	(.270)	(.150)	—
Distributions from Realized Capital Gains	(.708)	(.496)	(.259)	(.078)	—
Total Distributions	(.994)	(.726)	(.529)	(.228)	—
Net Asset Value, End of Period	$16.43	$15.30	$26.15	$23.20	$20.45

Total Return[2]	15.48%	–39.72%	15.24%	14.66%	2.25%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,211	$849	$682	$125	$48
Ratio of Total Expenses to
Average Net Assets	0%[3]	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	1.71%	1.27%	0.85%	0.92%	0.10%[4]
Portfolio Turnover Rate	5%	2%	3%	16%	1%

1 Inception.
2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
3 The acquired fund fees and expenses were 0.43%.
4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Diversified Equity Fund

Notes to Financial Statements

Vanguard Diversified Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in selected Vanguard actively managed U.S. stock funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended October 31, 2009, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At October 31, 2009, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

16

Diversified Equity Fund

For tax purposes, at October 31, 2009, the fund had $4,672,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $24,029,000 to offset future net capital gains through October 31, 2017.

At October 31, 2009, the cost of investment securities for tax purposes was $1,523,679,000. Net unrealized depreciation of investment securities for tax purposes was $313,076,000, consisting entirely of unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended October 31, 2009, the fund purchased $251,061,000 of investment securities and sold $51,850,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:
	Year Ended October 31,
	2009	2008
	Shares	Shares
	(000)	(000)
Issued	29,274	38,818
Issued in Lieu of Cash Distributions	4,325	944
Redeemed	(15,376)	(10,377)
Net Increase (Decrease) in Shares Outstanding	18,223	29,385

G. In preparing the financial statements as of October 31, 2009, management considered the impact of subsequent events occurring through December 8, 2009, for potential recognition or disclosure in these financial statements.

17

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Trustees’ Equity Funds and the Shareholders of Vanguard Diversified Equity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Diversified Equity Fund (the “Fund”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by agreement to the underlying ownership records of the Vanguard funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 8, 2009

Special 2009 tax information (unaudited) for Vanguard Diversified Equity Fund

This information for the fiscal year ended October 31, 2009, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $41,532,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $16,776,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 71.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

18

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2009. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Diversity Equity Fund[1]
Periods Ended October 31, 2009
	One	Since
	Year	Inception[2]
Returns Before Taxes	15.48%	–1.39%
Returns After Taxes on Distributions	14.26	–1.92
Returns After Taxes on Distributions and Sale of Fund Shares	11.20	–1.25

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 June 10, 2005.

19

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Diversified Equity Fund has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Diversified Equity Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended October 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Diversified Equity Fund	4/30/2009	10/31/2009	Period[1]
Based on Actual Fund Return	$1,000.00	$1,204.55	$2.39
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.04	2.19

1 The calculations are based on the Diversified Equity Fund’s acquired fund fees and expenses for the most recent six-month period. The Diversified Equity Fund’s annualized expense figure for that period is 0.43%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense figures for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

20

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

21

Glossary

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

22

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

23

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 156 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustees	Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
John J. Brennan[1]	Occupation(s) During the Past Five Years: Executive
Born 1954. Trustee Since May 1987. Chairman of	Chief Staff and Marketing Officer for North America
the Board. Principal Occupation(s) During the Past	and Corporate Vice President (retired 2008) of Xerox
Five Years: Chairman of the Board and Director/Trustee	Corporation (photocopiers and printers); Director of
of The Vanguard Group, Inc., and of each of the	SPX Corporation (multi-industry manufacturing), the
investment companies served by The Vanguard Group;	United Way of Rochester, the Boy Scouts of America,
Chief Executive Officer (1996–2008) and President	Amerigroup Corporation (direct health and medical
(1989–2008) of The Vanguard Group and of each of the	insurance carriers), and Monroe Community College
investment companies served by The Vanguard Group;	Foundation.
Chairman of the Financial Accounting Foundation;
Governor of the Financial Industry Regulatory Authority	Rajiv L. Gupta
(FINRA); Director of United Way of Southeastern	Born 1945. Trustee Since December 2001.[2] Principal
Pennsylvania.	Occupation(s) During the Past Five Years: Chairman
and Chief Executive Officer (retired 2009) and President
F. William McNabb III[1]	(2006–2008) of Rohm and Haas Co. (chemicals); Board
Born 1957. Trustee Since July 2009. Principal	Member of American Chemistry Council; Director of
Occupation(s) During the Past Five Years: Director of	Tyco International, Ltd. (diversified manufacturing and
The Vanguard Group, Inc., since 2008; Chief Executive	services) and Hewlett-Packard Co. (electronic computer
Officer and President of The Vanguard Group and of	manufacturing); Trustee of The Conference Board.
each of the investment companies served by The
Vanguard Group since 2008; Director of Vanguard	Amy Gutmann
Marketing Corporation; Managing Director of The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group (1995–2008).	Occupation(s) During the Past Five Years: President of
the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Independent Trustees	of Arts and Sciences with secondary appointments
at the Annenberg School for Communication and the
Charles D. Ellis	Graduate School of Education of the University of
Born 1937. Trustee Since January 2001. Principal	Pennsylvania; Director of Carnegie Corporation of
Occupation(s) During the Past Five Years: Applecore	New York, Schuylkill River Development Corporation,
Partners (pro bono ventures in education); Senior	and Greater Philadelphia Chamber of Commerce;
Advisor to Greenwich Associates (international business	Trustee of the National Constitution Center.
strategy consulting); Successor Trustee of Yale University;
Overseer of the Stern School of Business at New York
University; Trustee of the Whitehead Institute for
Biomedical Research.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins[1]
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the Maxwell
School of Citizenship and Public Affairs at Syracuse
University.	Kathryn J. Hyatt[1]
Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal of
F. Joseph Loughrey	The Vanguard Group, Inc.; Treasurer of each of the
Born 1949. Trustee Since October 2009. Principal	investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President and	Group since 2008; Assistant Treasurer of each of the
Chief Operating Officer since 2005 (retired 2009) and	investment companies served by The Vanguard Group
Vice Chairman of the Board (2008–2009) of Cummins	(1988–2008).
Inc. (industrial machinery); Director of SKF AB (industrial
machinery), Hillenbrand, Inc. (specialized consumer
services), Sauer-Danfoss Inc. (machinery), the Lumina	Heidi Stam[1]
Foundation for Education, and the Columbus Community	Born 1956. Secretary Since July 2005. Principal
Education Coalition; Chairman of the Advisory Council	Occupation(s) During the Past Five Years: Managing
for the College of Arts and Letters at the University of	Director of The Vanguard Group, Inc., since 2006;
Notre Dame.	General Counsel of The Vanguard Group since 2005;
Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005; Principal
Occupation(s) During the Past Five Years: George Gund	of The Vanguard Group (1997–2006).
Professor of Finance and Banking, Harvard Business
School; Chair of the Investment Committee of HighVista
Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Deputy Chairman of	Founder
the Federal Reserve Bank of Cleveland; Trustee of
University Hospitals of Cleveland, The Cleveland
Museum of Art, and Case Western Reserve University.	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005); Director
of Corning Incorporated and Dow Corning; Trustee of
the Corning Incorporated Foundation and the Corning
Museum of Glass; Overseer of the Amos Tuck School
of Business Administration at Dartmouth College.

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-749-7273	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
This material may be used in conjunction	the 12 months ended June 30. To get the report, visit
with the offering of shares of any Vanguard	either www.vanguard.com or www.sec.gov.
fund only if preceded or accompanied by
the fund’s current prospectus.	You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q6080 122009

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2009: $48,000
Fiscal Year Ended October 31, 2008: $47,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2009: $3,354,640
Fiscal Year Ended October 31, 2008: $3,055,590

(b) Audit-Related Fees.

Fiscal Year Ended October 31, 2009: $876,210
Fiscal Year Ended October 31, 2008: $626,240

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended October 31, 2009: $423,070
Fiscal Year Ended October 31, 2008: $230,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended October 31, 2009: $0
Fiscal Year Ended October 31, 2008: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2009: $423,070
Fiscal Year Ended October 31, 2008: $230,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD TRUSTEES’ EQUITY FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 18, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD TRUSTEES’ EQUITY FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 18, 2009

VANGUARD TRUSTEES’ EQUITY FUND

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: December 18, 2009

*By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on July 24, 2009, see File Number 2-88373, and a Power of Attorney filed on October 16, 2009, see File Number 2-52698, both Incorporated by Reference.